SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2003

GEORGIA-CAROLINA BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22891	58-2326075

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2805 Wrightsboro Road, Augusta, Georgia	30909

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 736-2100

(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)  Exhibits. The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Press Release of Registrant Regarding Financial Results for the Quarter Ended June 30, 2003 (July 17, 2003).

Item 9. Regulation FD Disclosure

     Georgia-Carolina Bancshares, Inc. (the “Company”) reported its unaudited results of operations for the three and six months ended June 30, 2003 and its unaudited financial condition as of June 30, 2003 in a press release dated July 17, 2003, attached hereto as Exhibit 99.1 (the “Earnings Release”).

Item 12. Results of Operation and Financial Condition

     The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The Earnings Release reports the financial results of the Company for the quarter ended June 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-CAROLINA BANCSHARES, INC.

July 17, 2003	/s/ Patrick G. Blanchard

Patrick G. Blanchard President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release of Registrant Regarding Financial Results for the Quarter Ended June 30, 2003 (July 17, 2003).